UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1 )

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SSB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

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April 11, 2019

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of SSB Bancorp, Inc., the holding company for SSB Bank. We will hold the meeting at SSB Bank’s main office, located at 8700 Perry Highway in Pittsburgh, on Wednesday, May 22, 2019, at 4:00 p.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet. Internet voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet.

We look forward to seeing you at the meeting.

Sincerely,

J. Daniel Moon, IV
President and Chief Executive Officer

SSB BANCORP, INC.

8700 Perry Highway

Pittsburgh, PA 15237

(412) 837-6955

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	Wednesday, May 22, 2019
4:00 p.m., local time

PLACE	SSB Bank’s Main Office
8700 Perry Highway
Pittsburgh, PA 15237

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The approval of the SSB Bancorp, Inc. 2019 Equity Incentive Plan;

(3) The ratification of the appointment of Zeno, Pockl, Lilly and Copeland, A.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2019; and

(4) The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To vote, you must have been a stockholder as of the close of business on March 29, 2019.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Frances Ann Amorose
Corporate Secretary

Pittsburgh, PA

April 11, 2019

SSB BANCORP, INC.

(Holding Company for SSB Bank)

PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

SSB Bancorp, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2019 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to SSB Bancorp, Inc. as “SSB Bancorp,” “we,” “our” or “us.” SSB Bancorp is the majority-owned subsidiary of SSB Bancorp, MHC, a mutual holding company.

We will hold the annual meeting at SSB Bank’s main office, located at 8700 Perry Highway in Pittsburgh, on Wednesday, May 22, 2019 at 4:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 11, 2019.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on MAY 22, 2019

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.cstproxy.com/ssb/2019. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2018.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of SSB Bancorp common stock if our records show that you owned your shares as of the close of business on March 29, 2019. As of the close of business on that date, a total of 2,248,250 shares of common stock were outstanding, of which 1,236,538 shares were owned by SSB Bancorp, MHC and the remaining 1,011,712 shares were owned by public stockholders. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares (other than SSB Bancorp, MHC) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

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Ownership of Shares

You may own your shares of common stock of SSB Bancorp in one or more of the following ways:

●	Directly in your name as the stockholder of record;

●	Indirectly through a broker, bank or other holder of record in “street name”;

●	Indirectly through the SSB Bank Employee Stock Ownership Plan (the “ESOP”); or

●	Indirectly through the SSB Bank 401(k) Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name” through a broker, bank or other nominee of record, you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the ESOP and/or the 401(k) Plan, see “Participants in the ESOP and the 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of SSB Bancorp common stock entitled to vote, represented in person or by proxy, are present at the meeting.

Votes Required for Proposals. In voting on the election of directors (Proposal 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting on the approval of the SSB Bancorp, Inc. 2019 Equity Incentive Plan (Proposal 2), you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve this proposal, the affirmative vote of (i) a majority of all votes entitled to be cast (“Vote Standard One”), and (ii) a majority of the votes cast by stockholders other than SSB Bancorp, MHC (“Vote Standard Two”) is required.

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In voting on the ratification of the appointment of the independent registered public accounting firm (Proposal 3), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote is required to approve this proposal.

Because SSB Bancorp, MHC owns more than 50% of the outstanding shares of SSB Bancorp common stock, the votes cast by SSB Bancorp, MHC will ensure the presence of a quorum and will decide the outcome of the vote on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 3).

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1) and in the vote on the approval of the SSB Bancorp, Inc. 2019 Equity Incentive Plan (Proposal 2). Your bank, broker or other holder of record does not have discretion to vote your uninstructed shares with respect to these two items of business. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors and on the SSB Bancorp, Inc. 2019 Equity Incentive Plan, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 3). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the SSB Bancorp, Inc. 2019 Equity Incentive Plan, abstentions will have the same effect as a vote against the proposal for purposes of Vote Standard One. Broker non-votes will have no outcome of the proposal for purposes of Vote Standard One. Abstentions and broker non-votes will have no effect on the outcome of the proposal for purposes of Vote Standard Two.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, broker non-votes and abstentions will have no effect on the outcome of this proposal.

Voting by Proxy

The Board of Directors of SSB Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of SSB Bancorp common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of SSB Bancorp common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

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The Board of Directors unanimously recommends a vote:

●	“FOR” each nominee for director;

●	“FOR” the approval of the SSB Bancorp, Inc. 2019 Equity Incentive Plan; and

●	“FOR” the ratification of the appointment of Zeno, Pockl, Lilly and Copeland, A.C. to serve as the independent registered public accounting firm for the year ending December 31, 2019.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of SSB Bancorp common stock via the Internet. The Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet voting appear on the enclosed proxy card. The deadline for voting via the Internet is 11:59 p.m., Eastern Time, on May 21, 2019.

Revoking Your Proxy

Whether you vote by mail or via the Internet, if you are a registered stockholder, unless otherwise noted, you may later revoke your proxy by:

●	sending a written statement to that effect to our Corporate Secretary;

●	submitting a properly signed proxy card with a later date;

●	voting via the Internet at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

●	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

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Participants in the ESOP and the 401(k) Plan

If you participate in the ESOP, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the ESOP. If you hold SSB Bancorp common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of SSB Bancorp common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants. The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is May 15, 2019.

CORPORATE GOVERNANCE

General

We periodically review our corporate governance policies and procedures to ensure that they meet the highest standards of ethical conduct, report results with accuracy and transparency and fully comply with the laws, rules and regulations that govern our operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for SSB Bancorp.

Director Independence

The Board of Directors currently consists of six members. Although SSB Bancorp common stock is quoted on the OTCPink Market and is not listed on the NASDAQ Stock Market, we refer to the definition of “independent director” contained in the listing standards of the NASDAQ Stock Market when determining the independence of our directors. All our directors are considered independent under the listing standards of the NASDAQ Stock Market except for J. Daniel Moon, IV who serves as President and Chief Executive Officer of SSB Bancorp, MHC, SSB Bancorp and SSB Bank. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between SSB Bancorp and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President enhances Board independence and oversight. Moreover, the separation of these offices allows the President to better focus on his growing responsibilities of managing the daily operations of SSB Bancorp and SSB Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Bernie M. Simons currently serves as the Chairman of the Board and is considered independent under the listing standards of the NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks SSB Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

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Committees of the Board of Directors

The Board of Directors has established an Audit Committee. Compensation decisions and corporate governance/director nomination decisions are made by the full Board of Directors. The Board of Directors has not established a Compensation Committee or a Nominating Committee. Based on the number of independent directors currently serving on the Board of Directors, we believe that the functions customarily attributable to these committees are sufficiently performed by the full Board of Directors. Mr. Moon does not participate in any discussions, deliberations or decisions with respect to his compensation.

Audit Committee. The Audit Committee is established according to the requirements of the Securities Exchange Act of 1934, as amended. Each member of the Audit Committee is considered independent under the listing standards of the NASDAQ Stock Market. The Audit Committee operates under a written charter, a copy of which is available on SSB Bank’s website (www.ssbpgh.com). The Audit Committee meets periodically with our independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that David H. Docchio, Jr. is an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.” The Audit Committee met 12 times during the year ended December 31, 2018.

Considerations Respecting Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Board of Directors will then evaluate the following criteria in selecting nominees:

●	contributions to the range of talent, skill and expertise of the Board of Directors;

●	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

●	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

●	personal and professional integrity, honesty and reputation;

●	the ability to represent the best interests of our stockholders and the best interests of the SSB Bancorp;

●	the ability to devote sufficient time and energy to the performance of his or her duties; and

●	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

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The Board of Directors also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Board of Directors follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Board of Directors relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities SSB Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Board of Directors has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Board of Directors determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Board of Directors will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The policy of the Board of Directors is to consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. The Board of Directors will consider only those director candidates recommended by stockholders in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairman of the Board of Directors, care of the Corporate Secretary, at our main office:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

●	The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;

●	The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

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●	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

●	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

●	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

●	The candidate’s written consent to serve as a director;

●	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Board of Directors; and

●	Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of SSB Bancorp and SSB Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended December 31, 2018, the Board of Directors of SSB Bancorp held one meeting and the Board of Directors of SSB Bank held 13 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

It is the policy of SSB Bancorp that its directors attend the annual meeting of stockholders. All of our directors attended last year’s annual meeting.

Code of Ethics for Senior Officers

We have adopted a Code of Ethics for Senior Officers, which applies to our principal executive officer and principal financial officer, addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

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Report of the Audit Committee

Our management is responsible for SSB Bancorp’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees SSB Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that SSB Bank’s financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, which include matters related to the conduct of the audit of the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from SSB Bancorp and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence. No non-audit services have been provided.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of SSB Bancorp’s internal controls, and the overall quality of its financial reporting.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of SSB Bancorp’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of SSB Bank’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”

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In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in SSB Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of the independent registered public accounting firm for the year ending December 31, 2019.

Audit Committee of the Board of Directors

of

SSB Bancorp

David H. Docchio, Jr. (Chairman)

Kenneth J. Broadbent

Mark C. Joseph

Directors’ Compensation

The following table provides the compensation received by the individuals who served as non-employee directors during the year ended December 31, 2018. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

	Fees Earned or Paid in Cash	All Other Compensation	Total
Kenneth J. Broadbent	$21,805	—	$21,805
David H. Docchio, Jr.	23,545	—	23,545
Gretchen Givens Generett	21,805	—	21,805
Mark C. Joseph	23,545	—	23,545
Bernie M. Simons	28,545	—	28,545

Stock Ownership

The following table provides information as of March 29, 2019, about the beneficial owners known to SSB Bancorp that own more than 5% of our outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director continuing in office, by each named executive officer and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his shares.

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	Number of Shares Owned		Percent of Common Stock Outstanding (1)

SSB Bancorp, MHC	1,236,538		55.0%
8700 Perry Highway
Pittsburgh, PA 15237

Directors:
Kenneth J. Broadbent	20,000		*
David H. Docchio, Jr.	20,000	(2)	*
Gretchen Givens Generett	5,000		*
Mark C. Joseph	20,000		*
J. Daniel Moon IV	20,000	(3)	*
Bernie M. Simons	20,000		*

Executive Officers Who Are Not Directors:
Jennifer Harris	12,000	(4)	*
Benjamin Contrucci	8,092	(5)	*
All directors and executive officers as a group (8 persons)	125,092		5.6%

*	Less than 1%.
(1)	Based on 2,248,250 shares outstanding as of March 31, 2019.
(2)	Includes 6,900 shares held in an Individual Retirement Account (“IRA”).
(3)	Includes 19,931 shares held in the 401(k) Plan.
(4)	Includes 9,182 shares held in 401(k) Plan.
(5)	Includes 8,092 shares held in an IRA.

Items OF BUSINESS to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

SSB Bancorp’s Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election are Gretchen Givens Generett and Mark C. Joseph. Both currently serve as directors of both SSB Bancorp and SSB Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of all of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR ALL” of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2018. The indicated period for service as a director includes service as a trustee/director of SSB Bank. There are no family relationships among the directors.

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Director Nominees for Terms Expiring in 2022

Gretchen Givens Generett is an associate professor at Duquesne University in Diversity Studies and the director of the UCEA Center for Educational Leadership and Social Justice. Her research focuses on teacher professional development, educational leadership, and cultural diversity. She assists SSB Bank in educating staff on diversity considerations and also focuses on employee and management retention. Age 47. Director since 2013.

Mark C. Joseph is an attorney-at-law licensed in the Commonwealth of Pennsylvania and a sole practitioner. His legal background, including his work with a large regional financial institution, provides the board of directors with experience in corporate governance, regulatory matters, real estate litigation, policy development, and other legal matters that may arise in the course of SSB Bank’s business. Age 48. Director since 2009.

Directors Continuing in Office with Terms Expiring in 2020

J. Daniel Moon, IV has served as President, Chief Executive Officer and Chief Financial Officer of SSB Bank since 2009. Previously, he served as President and Chief Executive Officer of two other financial institutions in Pittsburgh and the surrounding area. He has worked in the banking and financial services industry for over 30 years. In addition, he has been involved in various community activities, including having served on the boards of various for-profit and non-profit organizations. He earned a Bachelors’ Degree in Finance from Robert Morris University and an MBA from Waynesburg University. Mr. Moon’s extensive knowledge of the banking industry and strong leadership skills provide SSB Bank with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment. Age 53. Director since 2009.

Bernie M. Simons, M.D. has worked as a physician specializing in family practice for over 20 years. He is employed by Heritage Valley Health Systems, an integrated health care delivery network. Dr. Simons assists the board of directors in understanding its fiduciary duties and leads the board of directors in shaping and overseeing policy and product development and risk assessment. Age 54. Director since 2011.

Directors Continuing in Office with Terms Expiring in 2021

Kenneth J. Broadbent has been a Business Manager for the Pittsburgh Steamfitters Local 449 for over 20 years. Mr. Broadbent contributes marketing expertise to our board of directors. Additionally, his work experience in financial matters qualifies him to serve as a member of the Audit Committee. Age 62. Director since 2011.

David H. Docchio, Jr. has been employed for over 20 years as an auditor/accountant with the Laborers’ Combined Funds of Western Pennsylvania, which serves participants in the pension and welfare funds of the Laborers District Council of Western Pennsylvania. His work experience in financial and auditing/accounting matters qualifies him to serve as a member of the Audit Committee and with the designation of “audit committee financial expert,” as that term is defined in the rules and regulations of the Securities and Exchange Commission. Mr. Docchio also assists the board of directors in corporate governance and internal audit matters. Age 51. Director since 2009.

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Executive Officers Who Are Not Directors

Below is information regarding our executive officers who are not directors of SSB Bancorp or SSB Bank. Each individual has held his or her current position for at least the last five years, unless otherwise stated. The ages presented are as of December 31, 2018.

Benjamin Contrucci, age 38, has been employed by SSB Bank since April 2017 and currently serves as Chief Financial Officer. Before becoming Chief Financial Officer, he served as Vice President of Retail Operations and Merchant Services. From April 2016 to November 2016, he served as Vice President/Consumer Credit Officer with The Farmers National Bank of Emlenton. From March 2008 to April 2016, he served in multiple positions at United American Savings Bank, starting as a Loan Specialist, then serving as Chief Lending Officer from February 2012 through April 2016. He earned a Bachelor of Science degree in Mathematics from Allegheny College in 2002 and a Masters in the Art of Teaching from the University of Pittsburgh in 2003.

Jennifer Harris, age 51, has been employed by SSB Bank since 2010. She currently serves as the Chief Lending Officer of SSB Bank. She began her banking career in 1991 with Equibank. She has held numerous banking positions throughout her career, including serving as Assistant Vice President, Marketing Manager, of the Downtown Pittsburgh Market. She also has served as the Director of Community Development for the West Pittsburgh Partnership, a community development corporation located in the West End of Pittsburgh. She is a graduate of the University of Pittsburgh.

Item 2 — Approval of the SSB Bancorp, Inc. 2019 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the SSB Bancorp, Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan” or the “Plan”), to provide officers, employees and directors of SSB Bancorp and SSB Bank with additional incentives to promote the growth and performance of SSB Bancorp and SSB Bank. The Board of Directors believes that the adoption of the 2019 Equity Incentive Plan is in the best interests of SSB Bancorp and its stockholders as a means of providing SSB Bancorp and SSB Bank with the ability to retain, reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of SSB Bancorp’s stockholders through the ownership of additional shares of common stock of SSB Bancorp.

Why We Are Seeking Approval of the 2019 Equity Incentive Plan

Many companies with which we compete for directors and management-level employees are stockholder-owned companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2019 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly-qualified officers and directors by offering a more competitive compensation program linked to the performance of our common stock. In addition, the 2019 Equity Incentive Plan further aligns the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of SSB Bancorp.

We completed our mutual holding company reorganization and related stock offering on January 24, 2018. As part of the mutual holding company reorganization and stock offering, we issued a total of 2,248,250 shares of common stock, including 1,236,538 shares issued to SSB Bancorp, MHC. We raised approximately $12.37 million in gross proceeds from the stock offering. A substantial majority of financial institutions that complete a mutual holding company reorganization and related stock offering or a mutual-to-stock conversion have adopted an equity-based incentive plan following the transaction. Our prospectus made clear our intent to adopt an equity incentive plan and described the regulatory requirements potentially applicable to a plan. Our prospectus also included the pro forma effect of awards granted under an equity incentive plan.

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Highlights of the 2019 Equity Incentive Plan

•	Share Reserve and Terms Generally Consistent with Industry Standards. In determining the size and terms of the 2019 Equity Incentive Plan, the Board of Directors considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual holding company reorganization; and (2) applicable regulations related to the adoption of equity-incentive plans by similar financial institutions. In this regard (and as described below), the maximum number of shares of common stock that may delivered pursuant to the exercise of stock options is 4.9% of the number of shares of common stock issued in the reorganization and stock offering, as well as the shares issued to SSB Bancorp, MHC, and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units is 1.96% of the number of shares of common stock issued in the reorganization and stock offering, as well as the shares issued to SSB Bancorp, MHC.

•	Minimum Vesting Periods for Awards. Subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the 2019 Equity Incentive Plan requires that awards may not vest more rapidly than over a period of three years.

•	Limits on Grants to Directors and Employees. The maximum number of shares of common stock, in the aggregate, that may be delivered to any one non-employee director pursuant to the exercise of stock options and pursuant to the award of restricted stock or restricted stock units under the 2019 Equity Incentive Plan is 5% (30% in the aggregate for all non-employee directors) of the shares available under the plan for grant or award, respectively. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to an award of restricted stock or restricted stock units is 25% of the shares available under the plan for grant or award, respectively.

•	Share Counting. The 2019 Equity Incentive Plan provides that, if an option or award is forfeited or expires, the shares covered by the award will be available for future grant. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

•	No Repricing. The 2019 Equity Incentive Plan prohibits the repricing or exchange of underwater options for cash or shares without stockholder approval.

•	No Single-Trigger Vesting of Time-Based Awards. The 2019 Equity Incentive Plan does not provide for vesting of time-based equity awards solely upon the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason).

General

The following is a summary of the material features of the 2019 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2019 Equity Incentive Plan, attached as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2019 Equity Incentive Plan, the terms of the 2019 Equity Incentive Plan will control.

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Subject to permitted adjustments for certain corporate transactions, the 2019 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 154,229 shares of SSB Bancorp’s common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of SSB Bancorp common stock that may be issued under the 2019 Equity Incentive Plan pursuant to the exercise of stock options is 110,164 shares, and the maximum number of shares of SSB Bancorp common stock that may be issued as restricted stock awards or restricted stock units is 44,065 shares. These amounts represent 4.9% and 1.96%, respectively, of the number of shares of common stock issued in the mutual holding company reorganization of SSB Bank and the stock offering of SSB Bancorp, including the shares issued to SSB Bancorp, MHC. As of April 4, 2019 (the latest practicable date before the printing of this proxy statement), the closing price of SSB Bancorp’s common stock, as reported on the OTC Market, was $8.50.

The 2019 Equity Incentive Plan will be administered by a committee of the Board of Directors who are “Disinterested Board Members,” as defined in the 2019 Equity Incentive Plan. If the Committee consists of fewer than three members, the Board of Directors will appoint an additional Disinterested Board Member to the Committee or the Board of Directors may act as the Committee. The Committee has full and exclusive power within the limitations set forth in the 2019 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the 2019 Equity Incentive Plan; and (4) interpreting the provisions of the 2019 Equity Incentive Plan and any award agreement. The 2019 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Committee may, subject to the limitations set forth in the 2019 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors, as well as to employees of SSB Bancorp and its subsidiaries. The 2019 Equity Incentive Plan provides for grants of awards to non-employee directors upon stockholder approval of the Plan.

Except for accelerating the vesting of awards to avoid the minimum requirements specified in the 2019 Equity Incentive Plan or accelerating the vesting requirements applicable to an award as a result of or in connection with a change in control, the Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with regulatory requirements and Section 409A of the Internal Revenue Code.

Eligibility

All employees and directors of SSB Bancorp and its subsidiaries are eligible to receive awards under the 2019 Equity Incentive Plan, except that non-employees may not be granted incentive stock options under the 2019 Equity Incentive Plan. As of March 31, 2019, there were 5 non-employee directors and approximately 20 employees eligible to receive awards under the 2019 Equity Incentive Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards granted under the 2019 Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. Awards may be granted as incentive and non-qualified stock options, restricted stock awards and restricted stock units.

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Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2019 Equity Incentive Plan means, if SSB Bancorp’s common stock is listed on a securities exchange, the closing sales price of the common stock on the date of grant (or any other applicable date), or if the common stock was not traded on that date, then on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of Section 422 of the Internal Revenue Code and the applicable requirements of Section 409A of the Internal Revenue Code. Stock Options may not have a term longer than 10 years from the date of grant.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the 2019 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee consistent with the 2019 Equity Incentive Plan. Before awards vest, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to the common stock subject to the award. Unless otherwise determined by the Committee, dividends paid on unvested awards will be retained and distributed to the participant within 30 days of the vesting of the award.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Limitations on Awards Under the 2019 Equity Incentive Plan

The following limits apply to awards under the 2019 Equity Incentive Plan:

•	The maximum number of shares of common stock that may be available for awards under the 2019 Equity Incentive Plan is 154,229 shares, of which up to 110,164 shares of common stock may be delivered pursuant to the exercise of stock options and 44,065 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 27,541 shares and 11,016 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered under the Plan pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

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•	The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 5,508 shares and 2,203 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered under the Plan pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Committee may, subject to these limitations and the other applicable limitations set forth in the 2019 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other individuals who become members of the Board of Directors.

•	The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 33,049 shares and 13,219 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered under the Plan pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

In the event of a corporate transaction involving the stock of SSB Bancorp (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the Plan.

Prohibition Against Repricing of Options. The 2019 Equity Incentive Plan provides that neither the Committee nor the Board of Directors may make any adjustment or amendment to the 2019 Equity Incentive Plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2019 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, awards may be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise stock options or receive any rights that may exist upon a participant’s death with respect to awards granted under the 2019 Equity Incentive Plan.

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Performance Measures

The Committee may use performance measures for vesting purposes with respect to awards granted under the 2019 Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; total stockholder return; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; any other measure determined by the Committee or any combination of the foregoing performance measures.

Performance measures may be based on SSB Bancorp’s performance as a whole or of any one or more subsidiaries or business units of SSB Bancorp or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the Plan. Dividend equivalents confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Committee, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2019 Equity Incentive Plan, other than performance awards, must be granted with a vesting rate not exceeding 20% per year. However, grants may not vest more rapidly than in approximately equal installments over three years. If the vesting of an award under the 2019 Equity Incentive Plan is conditioned on the completion of a specified period of service with SSB Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control in a manner consistent with the Plan.

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Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event the stock option is exercised more than three months following the termination of employment. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units will immediately become fully earned and vested. In the event of a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control, unless data supports and the Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2019 Equity Incentive Plan or any award granted under the 2019 Equity Incentive Plan, provided that, except as provided in the 2019 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary with respect to an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the 2019 Equity Incentive Plan to materially increase the benefits accruing to participants under the Plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the 2019 Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2019 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board after the adoption of the 2019 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of SSB Bancorp.

Duration of the 2019 Equity Incentive Plan

The 2019 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2019 Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the 2019 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Plan. At any time, the Board of Directors may terminate the 2019 Equity Incentive Plan. However, any termination of the 2019 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the current federal income tax consequences with respect to awards under the 2019 Equity Incentive Plan:

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and SSB Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

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Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of SSB Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months before the date of exercise (one year before the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and SSB Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income in an amount equal to the then fair market value of those shares, and SSB Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and SSB Bancorp will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

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Withholding of Taxes. SSB Bancorp may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided the withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2019 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by SSB Bancorp with respect to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer and other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2019 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Equity Incentive Plan. SSB Bancorp suggests participants consult with their own tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, SSB Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

Each non-employee director who is in service with SSB Bancorp on the effective date of the 2019 Equity Incentive Plan will automatically be granted the stock options and restricted stock listed below, provided the Plan is approved by stockholders. The stock options and restricted stock awards automatically granted to the non-employee directors will vest in approximately equal installments over a five-year period, with the first installment vesting on the first anniversary of the effective date of the Plan.

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Restricted Stock Awards
Name of Non-Employee Director	Dollar Value (1)	Number of Awards
Kenneth J. Broadbent	$18,725.50	2,203
David H. Docchio, Jr.	18,725.50	2,203
Gretchen Givens Generett	18,725.50	2,203
Mark C. Joseph	18,725.50	2,203
Bernie M. Simons	18,725.50	2,203
Non-Employee Directors as a Group (5 persons)	$93,627.50	11,015

(1)	Amounts are based on the fair market value of SSB Bancorp, Inc. common stock on March 29, 2019 of $8.50 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of SSB Bancorp common stock on the date of grant.

Stock Option Awards
Name of Non-Employee Director	Dollar Value (1)	Number of Awards
Kenneth J. Broadbent	—	5,508
David H. Docchio, Jr.	—	5,508
Gretchen Givens Generett	—	5,508
Mark C. Joseph	—	5,508
Bernie M. Simons	—	5,508
Non-Employee Directors as a Group (5 persons)	—	27,540

(1)	Amounts are not determinable, as the actual value of the stock options realized will depend on the extent to which the market value of SSB Bancorp common stock exceeds the exercise price of the stock option on the date of exercise.

The exercise price of the stock options will equal the fair market value of SSB Bancorp common stock on the actual date of grant. Notwithstanding the foregoing, these awards would vest upon death, disability or involuntary termination of service following a change in control. The restricted stock serves as a retention tool for the directors, and the stock options are viewed by the Board of Directors as performance-based because value is only realized if there is stock price appreciation over the term of the options. The awards are not subject to any specific performance measures.

Any future grants to employees and directors under the 2019 Equity Incentive Plan will be determined in the discretion of the Committee.

Clawback Policy

The 2019 Equity Incentive Plan provides that if SSB Bancorp is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse SSB Bancorp with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2019 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2019 Equity Incentive Plan.

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Item 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Zeno, Pockl, Lilly and Copeland, A.C. served as our independent registered public accounting firm for the year ended December 31, 2018. The Audit Committee of the Board of Directors has appointed Zeno, Pockl, Lilly and Copeland, A.C. to serve as our independent registered public accounting firm for the year ending December 31, 2019, subject to ratification by stockholders. A representative of Zeno, Pockl, Lilly and Copeland, A.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of Zeno, Pockl, Lilly and Copeland, A.C. is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Zeno, Pockl, Lilly and Copeland, A.C. to serve as the independent registered public accounting firm for the year ending December 31, 2019.

Audit Fees. The following table sets forth the fees that Zeno, Pockl, Lilly and Copeland, A.C. billed to SSB Bancorp for the years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees (1)	$164,296	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Consists of fees for professional services rendered for the audits of the financial statements included in the Annual Report on Form 10-K, for the review of financial statements included in the Quarterly Report on Form 10-Q and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

Change in Independent Registered Public Accountants. Before SSB Bancorp’s initial public offering, the financial statements of SSB Bank as of and for the year ended December 31, 2015 were audited by S.R. Snodgrass, P.C. In connection with the initial public offering and the filing by SSB Bancorp of its registration statement, SSB Bank, on March 29, 2017, dismissed S.R. Snodgrass, P.C. and engaged Wolf & Company, P.C., an independent registered public accounting firm, to audit the financial statements of SSB Bank as of and for the years ended December 31, 2016 and 2015. The engagement of Wolf & Company, P.C. was approved by SSB Bank’s board of trustees and by its audit committee.

During the year ended December 31, 2015 and the subsequent interim period before the engagement of Wolf & Company, P.C., SSB Bank did not consult with Wolf & Company, P.C. regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by Wolf & Company, P.C. on SSB Bank’s financial statements, and Wolf & Company, P.C. did not provide any written or oral advice that was an important factor considered by SSB Bank in reaching a decision as to any such accounting, auditing or financial reporting issue, and SSB Bank did not consult with Wolf & Company, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Securities and Exchange Commission Regulation S-K.

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S.R. Snodgrass, P.C.’s report on the financial statements of SSB Bank as of and for the year ended December 31, 2015 did not contain an adverse opinion or disclaimer of opinion and has not been qualified or modified as to uncertainty, audit scope or accounting principles. SSB Bank had no disagreements with S.R. Snodgrass, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused S.R. Snodgrass, P.C. to make reference in connection with its opinion to the subject matter of the disagreement during its audit as of and for the year ended December 31, 2015. During the two most recent fiscal years preceding SSB Bank’s dismissal of S.R. Snodgrass, P.C., and the subsequent interim period through March 29, 2017, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

Additionally, on June 6, 2018, the Company, at the recommendation of the Audit Committee of the Company’s Board of Directors, dismissed Wolf & Company, P.C. as the Company’s independent registered public accounting firm and, on June 13, 2018, at the recommendation of the Audit Committee of the Company’s Board of Directors, engaged Zeno, Pockl, Lilly and Copeland, A.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

During the two most recent fiscal years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through June 13, 2018, neither the Company nor anyone on its behalf consulted Zeno, Pockl, Lilly and Copeland, A.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Zeno, Pockl, Lilly and Copeland, A.C. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(v), respectively.

The audit reports of Wolf & Company, P.C. on the Company’s consolidated financial statements as of and for each of the two most recent fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through June 6, 2018, there were (i) no disagreements with Wolf & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Wolf & Company, P.C.’s satisfaction, would have caused Wolf & Company, P.C. to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to us prohibited by law or regulation.

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Executive Compensation

Summary Compensation Table

The following information is furnished for our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2018. These individuals are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total
J. Daniel Moon, IV	2018	$236,643	$17,500	$26,155	(1)	$280,292
President and Chief Executive Officer	2017	224,696	25,000	24,204		273,900

Jennifer Harris	2018	150,692	—	6,020	(2)	156,712
Chief Lending Officer	2017	130,086	13,500	6,512		150,098

Benjamin Contrucci(4)	2018	157,802	12,000	6,710	(3)	176,512
Chief Financial Officer

(1)	Consists of employer matching contributions to 401(k) Plan ($15,280), automobile allowance ($10,339) and employer-paid life insurance premiums ($536).
(2)	Consists of employer matching contributions to the 401(k) Plan.
(3)	Consists of employer matching contributions to the 401(k) Plan.
(4)	Mr. Contrucci was appointed Chief Financial Officer effective April 25, 2018.

Employment Agreements

SSB Bank has entered into individual employment agreements with J. Daniel Moon, IV, Jennifer Harris and Benjamin Contrucci, each of which has an initial term of three years which commenced on September 1, 2017. Continuing on each September 1st thereafter, the term of each agreement will renew for one additional year, unless written notice of non-renewal is provided by the board of trustees at least 30 days before any renewal date. Before each notice period for non-renewal, the disinterested members of the board of trustees will conduct a performance evaluation of each executive in part to determine whether to take action regarding non-renewal of his or her employment agreement.

The employment agreements provide a base salary for Mr. Moon, Ms. Harris and Mr. Contrucci in the amounts of $240,000, $154,000 and $172,000, respectively. The base salary for each executive will increase each year by at least 3%. In addition to base salary, each executive will be entitled to participate in any bonus program and benefit plan made available to senior management employees and will be reimbursed for all reasonable business expenses incurred. Mr. Moon’s agreement also provides for certain expense reimbursements and allowances with respect to his automobile.

If either executive’s involuntary termination of employment for reasons other than cause, disability or death, or if he or she resigns for “good reason,” the executive will receive a lump sum cash severance payment equal to the amount base salary that he or she would have earned had he or she remained employed for the duration of the “benefit period.” The benefit period is 24 months or, if greater, the remaining term of the employment agreement as of the executive’s date of termination. In addition, each executive will be entitled to receive life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage maintained by SSB Bank for the benefit period or, if earlier, until the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits. For purposes of the employment agreements, “good reason” is defined as: (1) a reduction in base salary or a material reduction in benefits (other than reduction in benefits by SSB Bank that is part of a good faith, overall reduction of benefits applicable to all employees); (2) a material reduction in the executive’s duties or responsibilities; (3) a relocation of the executive’s principal place of employment by more than 25 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; or (4) a material breach of the employment agreement by SSB Bank. In order to be entitled to the severance benefits set forth above, the executive will be required to enter into a release of claims against SSB Bank and its affiliates related to his or her employment. If the benefits cannot be provided to the executive, the executive will receive a cash payment equal to the estimated value of the benefits.

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If either executive’s involuntary termination of employment for reasons other than cause, disability or death, or if he or she resigns for “good reason” on or after the effective date of a change in control of SSB Bancorp or SSB Bank, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the executive’s highest annual rate of base salary and bonus paid, or earned, during the calendar year of the change in control or either of the two calendar years immediately preceding the change in control. The payment will be made in a lump sum within 30 days following the executive’s date of termination. In addition, SSB Bank (or its successor) will continue to provide the executive with life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage provided to the executive immediately before his or her date of termination at no cost to the executive. The continued coverage will cease upon the earlier of: (1) the date which is three years after the executive’s date of termination; or (2) the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits. If the benefits cannot be provided to the executive, the executive will receive a cash payment equal to the estimated value of the benefits.

If the executive dies while employed, the executive’s estate or beneficiary will be paid his or her base salary for 12 months following death, and his or her family will continue to receive non-taxable medical and dental coverage for the same period after his or her death.

The executive will not receive any additional compensation or benefits under the employment agreement if he or she becomes disabled. The executive will, however, be entitled to receive benefits under any applicable short-term or long-term disability arrangement maintained by SSB Bank.

Upon termination of employment (other than a termination in connection with a change in control), each executive will be required to adhere to one-year non-competition and non-solicitation covenants.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires SSB Bancorp’s executive officers and directors, and persons who own more than 10% of any registered class of SSB Bancorp’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the reports we have received and of written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers, directors, and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in SSB Bancorp common stock during the fiscal year ended December 31, 2018.

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Transactions with Related Persons

The federal securities laws generally prohibit publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as SSB Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. At December 31, 2018, all of our loans to our trustees and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to SSB Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2018, and were made in compliance with applicable federal and state banking regulations.

Submission of STOCKHOLDER Business Proposals and Nominations

SSB Bancorp must receive proposals that shareholders seek to include in the proxy statement for our next annual meeting no later than December 12, 2019. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 22, 2020, a shareholder proposal must be received by a reasonable time before SSB Bancorp begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Our Bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice to the Corporate Secretary not less than 90 days nor more than 120 days before the date of the annual meeting. However, if less than 90 days’ notice or prior public disclosure of the annual meeting is given to stockholders and the date of the annual meeting is advanced more than 30 days before or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the annual meeting date was made. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.

STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to SSB Bancorp, Inc., 8700 Perry Highway, Pittsburgh, PA 15237. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the President and Chief Executive Officer, at the same address.

Miscellaneous

SSB Bancorp will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of SSB Bancorp common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

SSB Bancorp’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 22, 2019.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

Frances Ann Amorose
Corporate Secretary

Pittsburgh, PA
April 11, 2019

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Appendix A

SSB BANCORP, INC.

2019 Equity Incentive Plan

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the SSB Bancorp, Inc. 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of SSB Bancorp, Inc. (the “Company”), and its Subsidiaries, including SSB Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary date of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by a committee of the Board of Directors or, subject to the limitation set forth in Section 5.1, by the Board of Directors.

Section 1.3 Participation. Each individual who is granted and holds an Award in accordance with the terms of the Plan shall be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.7, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units and any Award may be granted as a Performance Award.

Section 2.2 Stock Options. A Stock Option means a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies (i) the number of Stock Options covered by the Award; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

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(b) Other Terms and Conditions. A Stock Option shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of, or service provider to, an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e. a Stock Option with an Exercise Price at that time that is greater than the Fair Market Value of Stock) that was granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. A Restricted Stock Award means a grant of a share of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

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The Stock evidenced hereby is subject to the terms of an Award Agreement with SSB Bancorp, Inc. dated [date], made pursuant to the terms of the SSB Bancorp, Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of SSB Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Award. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise, cash dividends or distributions, if any, declared with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to such Stock shall be forfeited by the Participant. No dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of Restricted Stock granted as a Performance Award, any dividends declared but not paid to the Participant during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights shall be exercised by the Participant in Participant’s discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or the other person who shall be independent of the Company, as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

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Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. A Restricted Stock Unit means an Award denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services.

(b) Other Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii) The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares or cash subject to the Restricted Stock Unit are distributed to the Participant.

Section 2.5 Vesting of Awards. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control. Notwithstanding the foregoing sentence, Awards under the Plan shall not vest more rapidly than in approximately equal installments over a period of three (3) years, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, the Committee (subject to the limitations set forth in this Section) or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).

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Section 2.6 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.8. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and/or a Subsidiary and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

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(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Unless the Committee specifies otherwise, Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. Unless the Committee specifies otherwise, in the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e) Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.9. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or Stock received upon exercise of a Stock Option for some period of time. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to One Hundred Fifty-Four Thousand Two Hundred Twenty-Nine (154,229). The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is One Hundred Ten Thousand One Hundred Sixty-Four (110,164), which represents 4.9% of the number of shares sold and issued in connection with the reorganization of the Bank from the mutual to the stock form and the Company’s related stock issuance on January 24, 2018 (the “Reorganization”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is Forty-Four Thousand Sixty-Five (44,065), which represents 1.96% of the number of shares sold and issued in the Reorganization. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

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(b) Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Individuals.

(a) Employee Awards.

(i) Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be Twenty-Seven Thousand Five Hundred Forty-One (27,541) shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(ii) Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee under the Plan shall be Eleven Thousand Sixteen (11,016) shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(b) Director Awards.

(i) Stock Options – Individual non-Employee Directors may be granted Stock Options of up to Five Thousand Five Hundred Eight (5,508) shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may be granted up to Thirty-Three Thousand Forty-Nine (33,049) shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii) Restricted Stock and Restricted Stock Units – Individual non-Employee Directors may be granted Restricted Stock and/or Restricted Stock Units of up to Two Thousand Two Hundred Three (2,203) shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may be granted up to Thirteen Thousand Two Hundred Nineteen (13,219) shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock and Restricted Stock Units under Section 3.2.

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(iii) Initial Grants to Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary on the Effective Date (the date of the 2019 Company annual stockholder meeting at which stockholders approve the Plan (“2019 Annual Meeting”)) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(A) Stock Options – Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary immediately following the 2019 Annual Meeting shall receive, on the day immediately following the Effective Date, a grant of Five Thousand Five Hundred Eight (5,508) Stock Options and this amount represents approximately 5.0%, respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(B) Restricted Stock Awards – Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary immediately following the 2019 Annual Meeting shall receive, on the day immediately following the Effective Date, a grant of Two Thousand Two Hundred Three (2,203) shares of Restricted Stock and this amount represents approximately 5.0%, respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.

(c) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

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(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a) At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Stock Options, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

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(b) At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) of this Section 4.1.

(c) In the event of a Change in Control, Performance Awards under the Plan shall vest pro-rata based on the portion of the performance period elapsed at the date of the Change in Control and at the actual level of the performance measures that have been achieved, however, if the performance measures are not reasonably determinable as of the date of the Change in Control, the performance measures will be assumed to have been achieved at “target.”

(d) With respect to Awards other than Awards the vesting of which is subject to performance-based conditions, in the event of a Change in Control, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquiror’s stock options, restricted stock or restricted stock units, such awards shall vest immediately upon the effective time of such Change in Control.

Section 4.2 Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a) Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Section 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

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In addition, in no event shall a reorganization of SSB Bancorp, MHC (i.e., the mutual holding company), the Company and the Bank solely within its corporate structure or a second-step conversion constitute a Change in Control for purposes of the Plan.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of a committee of the Board of Directors of the Company who are Disinterested Board Members or by the Board of Directors. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) the Committee will have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.17), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and, except with respect to:

(i) outstanding unvested Awards on the date of a Change in Control (which are subject to vesting in accordance with Section 4.1) or

(ii) any Award within the first year after grant, or in violation of any minimum vesting requirements set forth in Section 2.5,

to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that the extension is consistent with Code Section 409A.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

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(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company, if applicable, pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

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ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

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Section 7.2 Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3 Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

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Section 7.7 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may request the Company withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.9 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

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Section 7.11 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Pennsylvania, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

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Section 7.16 Forfeiture Events.

The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.18 Regulatory Requirements.

(a) The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder (12 C.F.R. Part 359).

(b) The Board of Governors of the Federal Reserve System shall have the authority to direct the Company to require Participants to exercise or forfeit their stock rights under the Plan.

Section 7.19. Awards Subject to Clawback.

(a) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b) Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

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ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

(d) “Board of Directors” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in that agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

(i) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

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(j) “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(l) “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(p) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

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(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t) “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

(u) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option; (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee, but does not satisfy the requirements of Code Section 422.

(v) “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or upon Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of a Performance Award, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of the Award, so long as the vesting is not accelerated but shall occur at the end of the performance period.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

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Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(w) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

(x) “Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

(y) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(z) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-Employee Director’s intention to retire. A non-Employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

(aa) “SEC” means the United States Securities and Exchange Commission.

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(bb) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(cc) “Service” means service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(dd) “Stock” means the common stock of the Company, $0.01 par value per share.

(ee) “Stock Option” has the meaning ascribed to it in Section 2.2.

(ff) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(gg) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

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(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(hh) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

# # #

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12239_ SSB_Bancorp Proxy Card REV1- Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SSB BANCORP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 21, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING BY INTERNET.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3.

Please mark your votes like this **X**

1. Election of Directors
   (1) Gretchen Givens Generett
   (2) Mark C. Joseph

FOR all Nominees listed to the left	WITHHOLD AUTHORITY (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2019**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

12239_ SSB_Bancorp Proxy Card REV1- Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2019 Notice of Annual Meeting and Proxy Statement and the 2018 Annual Report to Stockholders are available at: http://www.cstproxy.com/ssb/2019

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SSB BANCORP, INC.

The undersigned appoints David H. Docchio, Bernie M. Simons and Kenneth J. Broadbent, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of SSB Bancorp, Inc. held of record by the undersigned at the close of business on March 29, 2019 at the Annual Meeting of Stockholders of SSB Bancorp, Inc. to be held on May 22, 2019, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND DATED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)